UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2015
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois (State or other jurisdiction of Incorporation)	001-35077 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)
9700 West Higgins Road Rosemont, Illinois (Address of principal executive offices)		60018 (Zip Code)

Registrant’s telephone number, including area code: (847) 939-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On March 2, 2015, Wintrust Financial Corporation, an Illinois corporation (“Wintrust”), issued a joint press release with Community Financial Shares, Inc., a Maryland corporation ("Community Financial Shares"), announcing the execution of an Agreement and Plan of Merger, dated as of March 2, 2015 (the “Merger Agreement”), by and among Wintrust, Wintrust Merger Sub LLC, an Illinois limited liability company and a wholly owned subsidiary of Wintrust, and Community Financial Shares, providing for the acquisition of Community Financial Shares by Wintrust. Pursuant to the Merger Agreement, shareholders of Community Financial Shares will receive consideration consisting of cash and shares of Wintrust common stock. Community Financial Shares is a registered bank holding company for Community Bank-Wheaton/Glen Ellyn, an Illinois state chartered federally insured commercial bank which operates four banking locations in Glen Ellyn, Illinois and Wheaton, Illinois. The closing of the transaction is conditioned upon the receipt of applicable regulatory approvals and certain other closing conditions. The transaction is expected to close in the second or third quarter of 2015 and is not expected to have a material effect on Wintrust’s 2015 earnings per share.
A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
This communication contains forward-looking statements within the meaning of the federal securities laws relating to the proposed acquisition of Community Financial Shares and integration of Community Financial Shares with Wintrust, the combination of their businesses and projected revenue, as well as profitability and earnings outlook. Investors and security holders are cautioned that such statements are predictions and actual events or results may differ materially. Wintrust’s expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Annual Report on Form 10-K for the most recently ended fiscal year and subsequent Quarterly Report on Form 10-Q of each of Wintrust and Community Financial Shares, as well as the proxy statement/prospectus described below. Forward-looking statements speak only as of the date made, and the parties undertake no duty to update the information.
Important Information for Investors and Security Holders
This communication is being made in respect of the proposed merger transaction involving Wintrust and Community Financial Shares. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval.
The proposed merger transaction will be submitted to the stockholders of Community Financial Shares for their consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include the proxy statement of Community Financial Shares that constitutes a prospectus of Wintrust (the “proxy statement/prospectus”). However, such materials are not currently available. The proxy statement/prospectus will be mailed to the stockholders of Community Financial Shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WINTRUST, COMMUNITY FINANCIAL SHARES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Wintrust and Community Financial Shares, once such documents are filed with the SEC, at the SEC’s website at www.sec.gov. In addition, copies of the documents filed with the SEC by Wintrust, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on the Wintrust’s website at www.wintrust.com under the heading “Investor Relations” and then under the link “Documents” or by contacting David A. Dykstra at (847) 939-9000. Copies of the documents filed with the SEC by

Community Financial Shares, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on Community Financial Shares’ bank’s website at www. cbwge.com under the heading “Investor Relations” or by contacting Christopher Barton at (630) 784-4505.
Participants in the Distribution
Wintrust, Community Financial Shares and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Wintrust is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 4, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Community Financial Shares is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on December 16, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 28, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 2, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION

By:	/s/Lisa J. Pattis
Lisa J. Pattis Executive Vice President, General Counsel and Corporate Secretary
Date: March 2, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 2, 2015.

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